TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008 to the Prospectus dated March 1, 2007
TA IDEX PIMCO Real Return TIPS
The following supplements, amends and replaces the information under the section entitled “Management — Portfolio Manager” of the Prospectus:
Mihir Worah is an Executive Vice President, portfolio manager, and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team and worked on term structure modeling and options pricing. Previously he was a post doctoral research associate at the University of California, Berkeley, and the Stanford Linear Accelerator Center, where he built models to explain the difference between matter and anti-matter. He has a Ph.D. in theoretical physics from the University of Chicago and is the author of numerous scientific papers.
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Investors Should Retain this Supplement for Future Reference